Exhibit 99.1

                            CHINA BAK BATTERY, INC.

Company Contact:                                     Investor Relations Contact:
Jim Groh                                             Matt Hayden/Brett Maas
(843) 342-7809                                       (843) 272-4653
jim@bakbattery.com                                   matt@haydenir.com
------------------                                   -----------------



                China BAK Battery Reports 60% Increase in Revenue
                 and 83% Increase in Net Income for Fiscal 2005

                      Fourth-Quarter Revenue Increases 59%;
                           Net Income Increases 189%.

SHENZHEN,  China & DALLAS - December 30, 2005 - China BAK Battery, Inc. (OTC BB:
CBBT), one of the largest manufacturers of Lithium Ion (Li-ion) batteries, today announced financial results for the fourth quarter and fiscal year ended September 30, 2005.

Financial Results

For the fourth quarter of its fiscal year ended September 30, 2005, the Company reported revenue of $26.8 million, an increase of 59.2 percent compared to the $16.8 million reported for the fourth quarter of the 2004 fiscal year. Gross profits for the fourth quarter of the 2005 fiscal year were $8.8 million, or
32.8 percent of sales, compared to gross profit of $3.6 million, or 21.6 percent of sales for the fourth quarter of the 2004 fiscal year. Total operating expenses for the fourth quarter of the 2005 fiscal year were $3.2 million, or
11.9 percent of sales, compared to $1.4 million, or 8.2 percent of sales for the fourth quarter of the 2004 fiscal year. Net income for the fourth quarter of fiscal 2005 increased 188.8 percent to $4.6 million, or $0.11 per basic and diluted share, compared to net income of $1.6 million, or $0.05 per basic and diluted share, for the fourth quarter of fiscal 2004. The Company used 42.2 million diluted shares in the calculation for the fourth quarter of fiscal 2005 compared to 31.2 million diluted shares in the fourth quarter of fiscal 2004.

For the full fiscal year ended September 30, 2005, the Company reported revenue of $101.9 million, an increase of 59.9 percent compared to the $63.7 million reported for the 2004 fiscal year. Gross profits were $25.7 million, or 25.2 percent of sales, for the fiscal year ended September 30, 2005 compared to $13.8 million, or 21.7 percent of sales, for fiscal 2004. Total operating expenses for the 2005 fiscal year were $10.4 million, or 10.2 percent of sales, compared to $5.7 million, or 8.9 percent of sales for the 2004 fiscal year. Net income for the 2005 fiscal year was $12.4 million, or $0.32 per basic and fully diluted share, an increase of 83.4 percent compared to net income of $6.7 million, or $0.22 per share reported in the 2004 fiscal year.

Xiangqian Li, the Company's Chief Executive Officer, commented, "This was an outstanding year for China BAK Battery, as we exceeded $100 million in annual revenues for the first time with each quarter's revenues surpassing the prior quarter. We expanded our market opportunity by beginning lithium polymer battery manufacturing and grew our manufacturing capacity to meet growing demand for our products. The result of our growth initiatives in terms of products, market share growth and channel expansion combined with continued growth in our existing markets contributed to our increase in revenues, gross profit margin and the over 80 percent increase in net income for the 2005 fiscal year versus the 2004 fiscal year."

Management intends to conduct a conference call within the next month to update investors on the Company's progress and near-term strategy.

The Company's cash balances increased during fiscal 2005, with cash and restricted cash totaling $52.4 million as of September 30, 2005 compared to $10.3 million as of September 30, 2004. The Company completed the 2005 fiscal year with a current ratio of 1.2 to 1 and $20 million in working capital. As a result of sales of common stock in private placements and the Company's retention of earnings, stockholder's equity increased 357 percent to $88.0 million at the end of fiscal 2005 compared to $19.2 million at the end of fiscal 2004.

About BAK China Battery
China BAK Battery, Inc. is a commercial manufacturer of standard and customized Lithium Ion (Li-ion) rechargeable batteries for use in various portable electronic applications, including cellular phones, MP3 players, laptop computers, electric bicycles, digital cameras, video camcorders, and general industrial applications. BAK is one of the largest Li-ion replacement battery manufacturers in the world. BAK operates a 62-acre, 1.9 million square foot manufacturing operation in Shenzen, PRC.

Forward-Looking Statements
This press release contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China BAK Battery, Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although China BAK Battery, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. China BAK

Battery, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China BAK Battery, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China BAK Battery, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China BAK Battery, Inc. does not assume a duty to update these forward-looking statements.




                                Tables To Follow


                             CHINA BAK BATTERY, INC.
                           Consolidated Balance Sheets
                        As of September 30, 2005 and 2004
           (Amounts expressed in US Dollars, except number of shares)


                                                                    September 30,    September 30,
                                                                         2005             2004
                                                                          $                $
                                     Assets
Current Assets
   Cash                                                                33,055,784        3,212,176
   Cash - Restricted                                                   19,392,280        7,120,069
   Accounts Receivable, Net                                            43,379,754       20,999,561
   Inventories                                                         21,696,226       29,535,985
   Prepaid Expenses                                                     1,448,119        1,330,645
   Notes Receivable                                                       484,028           18,122
   Accounts Receivable - Related Party                                    271,873          911,093
                                                                    -------------    -------------
        Total Current Assets                                          119,728,064       63,127,651
                                                                    -------------    -------------

Long-Term Assets
   Property, Plant  and Equipment                                      52,160,610       19,875,583
   Construction in Progress                                            17,804,181       23,656,190
   Land Use Rights                                                      3,246,791        4,029,038
   Less Accumulated Depreciation                                       (5,873,954)      (2,370,774)
                                                                    -------------    -------------
      Long-Term Assets, Net                                            67,337,628       45,190,037
                                                                    -------------    -------------

Other Assets
   Other Assets                                                           566,703          225,972
   Intangible Assets, Net                                                  53,379           58,362
                                                                    -------------    -------------
        Total Other Assets                                                620,082          284,334
                                                                    -------------    -------------
   Total Assets                                                       187,685,774      108,602,022
                                                                    =============    =============

                      Liabilities and Stockholders' Equity
Current Liabilities
   Accounts Payable                                                    17,836,561       23,570,087
   Bank Loans, Short Term                                              39,545,230       27,304,162
   Short-Term Loans                                                          --          1,812,316
   Notes Payable                                                       29,577,308       20,772,559
   Land Use Rights Payable                                              2,962,560        3,750,756
   Construction Costs Payable                                           5,241,883        6,347,846
   Customer Deposits                                                      655,065          369,390
   Accrued Expenses                                                     3,196,594        5,247,656
   Other Liabilities                                                      712,506          181,223
                                                                    -------------    -------------
        Total Current Liabilities                                      99,727,707       89,355,995
                                                                    -------------    -------------

CONTINGENCIES AND COMMITMENTS (NOTE 13)

Stockholders' Equity
   Common Stock - $.001 Par Value; 100,000,000 Shares Authorized;
   48,878,396 and 31,225,642 shares issued and outstanding at
   September 30, 2005 and 2004, respectively                               48,878           31,226
   Additional Paid In Capital                                          68,012,808       12,052,845
   Accumulated Comprehensive Income (Loss)                                362,728             (144)
   Reserves                                                             3,688,989        1,724,246
   Retained Earnings                                                   15,844,664        5,437,854
                                                                    -------------    -------------
       Total Stockholders' Equity                                      87,958,067       19,246,027
                                                                    -------------    -------------
   Total Liabilities and Stockholders' Equity                         187,685,774      108,602,022
                                                                    =============    =============

                             CHINA BAK BATTERY, INC.
                      Consolidated Statements of Operations
                 For the Years Ended September 30, 2005 and 2004
           (Amounts expressed in US Dollars, except number of shares)


                                                          2005          2004


                                                            $             $

Revenues, Net of Returns                               101,921,583    63,746,202

Cost of Goods Sold                                      76,234,834    49,921,818
                                                       -----------   -----------

Gross Profit                                            25,686,749    13,824,384
                                                       -----------   -----------

Expenses:
   Selling                                               4,023,582     1,877,878
   General and Administrative                            5,027,154     3,141,125
   Research and Development                                541,735       328,779
   Bad Debts Expense                                       769,807       326,990
                                                       -----------   -----------
     Total Expenses                                     10,362,278     5,674,772
                                                       -----------   -----------

Operating Income                                        15,324,471     8,149,612

Other Expenses
   Finance Costs                                         2,395,137     1,006,056
   Other Expenses                                           28,117         2,916
                                                       -----------   -----------

Net Income Before Provision for
   Income Tax                                           12,901,217     7,140,640

                                                       -----------   -----------
Provision for Income Tax                                   526,840       394,333
                                                       -----------   -----------

Net Income                                              12,374,377     6,746,307
                                                       ===========   ===========

Net Income Per Common and Common
  Equivalent Share:
     Basic                                                    0.32          0.22
                                                       ===========   ===========
     Diluted                                                  0.32          0.22
                                                       ===========   ===========
            Weighted Average Shares Outstanding:
     Basic                                              38,288,874    31,225,642
                                                       ===========   ===========
     Diluted                                            38,405,401    31,225,642
                                                       ===========   ===========

                             CHINA BAK BATTERY, INC.
                      Consolidated Statements of Operations
             For the Three Months Ended September 30, 2005 and 2004
           (Amounts expressed in US Dollars, except number of shares)



                                                        2005           2004


                                                          $              $
                                                     -----------    -----------

Revenues, Net of Returns                              26,762,368     16,811,746

Cost of Goods Sold                                    17,993,367     13,178,237
                                                     -----------    -----------

Gross Profit                                           8,769,001      3,633,509
                                                     -----------    -----------

Expenses (Reversals):
   Selling                                             1,097,080        560,667
   General and Administrative                          2,042,418        278,953
   Research and Development                              227,109        (16,692)
   Bad Debts Expense (Reversal)                         (174,288)       554,141
                                                     -----------    -----------
     Total Expenses                                    3,192,319      1,377,069
                                                     -----------    -----------

Operating Income                                       5,576,682      2,256,440

Other Expenses (Income):
   Finance Costs                                       1,062,019        483,427
   Other Income                                           (5,507)        (2,323)
                                                     -----------    -----------

Net Income Before Provision for
   Income Tax                                          4,520,170      1,775,336

Provision for (Reversal of) Income Tax                  (123,674)       167,490
                                                     -----------    -----------

Net Income                                             4,643,844      1,607,846
                                                     ===========    ===========

Net Income Per Common and Common
  Equivalent Share:
     Basic                                                  0.11           0.05
                                                     ===========    ===========
     Diluted                                                0.11           0.05
                                                     ===========    ===========
               Weighted Average Shares Outstanding:
     Basic                                            42,116,280     31,225,642
                                                     ===========    ===========
     Diluted                                          42,247,042     31,225,642
                                                     ===========    ===========






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